UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of

               The Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): December 20, 2002


                       NOVO NETWORKS, INC.
     (Exact Name of Registrant as Specified in Its Charter)


          Delaware                0-28579             75-2233445
   (State of Incorporation)     (Commission         (IRS Employer
                                File Number)     Identification Number)


       2311 Cedar Springs Road, Suite 400,
                  Dallas, Texas                       75201
     (Address of Principal Executive Offices)      (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 777-4100



  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   OTHER EVENTS

     As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Novo Networks, Inc., a Delaware corporation, is filing as Exhibit 99.1 to this Current Report on Form 8-K, that press release issued by and on behalf of Novo Networks, Inc. on December 20, 2002, which such press release is specifically incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.
(b)  Not Applicable.
(c)  Exhibits.

     99.1 Press Release issued on December 20, 2002 (filed herewith).


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NOVO NETWORKS, INC.


Date: December 20, 2002       By:  /s/  STEVEN W. CAPLE
                                 ------------------------------------
                              Name:   Steven W. Caple
                              Title:  Senior Vice President, General
                                       Counsel and Secretary